Exhibit 99.1
Heliogen Provides Strategic Update in Letter to Shareholders

CEO Christie Obiaya Announces Swift and Bold Strategic Priorities

Pasadena, CA, February 16, 2023 – Heliogen, Inc. (“Heliogen”) (NYSE: HLGN), a leading provider of AI-enabled concentrating solar energy technology, today published a letter to shareholders signaling a renewed strategic focus to capitalize on evolving customer demand, emerging market conditions and enhanced operational efficiency. The full text of the letter below can also be found at investors.heliogen.com.

Dear Fellow Shareholders,

I am honored to serve as Heliogen’s new CEO and to have the opportunity to share with you my plan to accomplish our mission of changing the world by decarbonizing industry with our breakthrough concentrated solar thermal technology. Since joining Heliogen two years ago, I have been continuously impressed by our innovative, passionate, and talented employees combined with our disruptive, differentiated technology. But I understand talent and technology alone are not enough. To accomplish our goals, we need to address near-term challenges. I recognize the need for Heliogen to rapidly take bold steps to respond to customer demand and market conditions and to become leaner. I have also taken the time to listen and learn from our stakeholders, who I believe will be excited about these changes. I am more convinced than ever that our company has the potential to be a leader in the industry and deliver significant value to our customers and to our shareholders.

Today I am sharing with you the core pillars that will serve as the basis for our comprehensive plan to respond to market feedback, streamline our operations, and significantly improve our financial condition. My top priorities are:

•Sales: Our first obligation is to respond to emerging market conditions by prioritizing our fastest path to growing our revenue backlog. Put simply, this is the most effective way for Heliogen to demonstrate product-market fit and prove the value of our technology to our investors. Our sales efforts will be focused squarely on driving forward our industrial steam product, which is our product with the highest level of technical readiness. This product has a unique ability to provide zero-carbon energy for two critical applications: providing steam for industrial processes and providing steam for green hydrogen production when paired with solid oxide electrolyzers. The industrial steam market provides us with a significant opportunity while the green hydrogen market is nascent but growing rapidly, turbocharged by the Inflation Reduction Act.

•First installation of commercial-scale projects: I understand the importance of having real-world operating data from commercial projects, and my experience in developing and building large-scale energy projects gives me a unique perspective of what it takes to be successful in this critical phase of Heliogen’s trajectory. Based on market feedback, we believe having data from completed projects will unlock demand from prospective customers for whom “operating commercial-scale project” is a must-have selection criterion. That list of prospective customers is quite long, and we need a different approach of converting “prospective” to “contracted” for those who are not early adopters of technology. We are confident that getting projects in the ground will usher in a larger customer base, ultimately charting the path for companies who want to license our technology and build it themselves.

•Reducing our cost structure: By aggressively cutting costs, streamlining our operations, and focusing our efforts on driving tangible, immediate results, we can meaningfully extend our liquidity runway. This would reduce our need for external capital as we drive toward funding our business with internally generated cash flows from operations. This decision will give us the time we need to further develop projects, putting us in a more advantageous position to pursue a future capital raise that should take us to cashflow breakeven. We currently believe we have sufficient funding to meet our obligations through early 2024, and I am working on a plan to extend this runway through late 2024.

•Regaining NYSE listing compliance: As we accomplish the goals outlined above, we hope to create the shareholder value necessary to regain compliance without the need for a reverse stock split. However, we still plan to seek a shareholder vote at our 2023 annual meeting to approve a reverse stock split in case such action is determined to be necessary or appropriate.

Market feedback indicates that successful implementation of these priorities, along with the favorable market incentives, should provide us with more attractive financing alternatives and elicit additional interest from investors, to allow us to raise additional capital in the future at potentially more favorable terms than are currently available. I look forward to sharing the more concrete details underpinning our plan during our fourth quarter and full-year 2022 earnings conference call in March.

I want to thank you for your continued support and confidence in our company. With our world-class team and groundbreaking concentrated solar thermal technology, I am confident in our ability to meet our strategic goals in the near-term and to accomplish our mission of changing the world by decarbonizing industry while delivering value to our shareholders.

Sincerely,

Christie Obiaya
Chief Executive Officer

About Heliogen

Heliogen is a renewable energy technology company focused on decarbonizing industry and empowering a sustainable civilization. The company’s concentrating solar energy and thermal storage systems aim to deliver carbon-free heat, steam, power, or green hydrogen at scale to support round-the-clock industrial operations. Powered by AI, computer vision and robotics, Heliogen is focused on providing robust clean energy solutions that accelerate the transition to renewable energy, without compromising reliability, availability, or cost. For more information about Heliogen, please visit heliogen.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding (i) plans to prioritize our industrial steam product; (ii) expectations for future customer growth; (iii) our cost reduction initiatives; (iv) regaining NYSE listing compliance; and (v) potential future opportunities to raise capital. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our financial and business performance, including risk of uncertainty in our financial projections and business metrics and any underlying assumptions thereunder; (ii) our ability to execute our business model, including market acceptance of our planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; (iii) our ability to access sources of capital to finance operations, growth and future capital requirements; (iv) our ability to maintain and enhance our products and brand, and to attract and retain customers; (v) our ability to scale in a cost effective manner; (vi) changes in applicable laws or regulations; (vii) the ongoing impacts of the COVID-19 pandemic and the potential impacts of Russia’s invasion of Ukraine on our business; (viii) developments and projections relating to our competitors and industry; (ix) our ability to access sources of capital to finance operations, growth and future capital requirements; and (x) our ability to protect our intellectual property. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the “Risk Factors” section in Part I, Item 1A in our Annual Report on Form 10-K/A for the annual period ended December 31, 2021 and other documents filed by Heliogen from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Heliogen assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Heliogen Investor Contact:
Louis Baltimore
VP, Investor Relations
Louis.Baltimore@Heliogen.com

Heliogen Media Contact:
Cory Ziskind
ICR, Inc.
HeliogenPR@icrinc.com